UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

              Date of Report                            June 16, 2003
     -------------------------------
    (Date of earliest event reported):

                            Badger Paper Mills, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                                             39-0143840
           ---------                     0-00795                 ----------
        (State or other                  -------               (IRS Employer
jurisdiction of incorporation)   (Commission File Number)    Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                                 --------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.
------    -----------------------------------------

     On June 16, 2003, Badger Paper Mills, Inc. issued a press release announcing the appointment of Harold Bergman as Chairman of the Board and Ronald Swanson as a member of the Board of Directors. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Badger Paper Mills, Inc. Press Release dated June 16, 2003.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BADGER PAPER MILLS, INC.

Date: June 16, 2003

                                    By: /s/ William H. Peters
                                        ----------------------------------------
                                        William H. Peters
                                        Vice President, Chief Financial Officer,
                                         Secretary and Treasurer


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

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated June 16, 2003

Exhibit
Number
------

 (99)          Badger Paper Mills, Inc. Press Release dated June 16, 2003




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